UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2021

GRAPHITE BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40532	84-4867570
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Graphite Bio, Inc.

201 Haskins Way, Suite 210

South San Francisco, CA 94080

(Address of principal executive offices, including zip code)

(650) 484-0886

(Telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GRPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 10, 2021, Graphite Bio, Inc. (the “Company”) and Annexon, Inc. (the “Sublandlord”) entered into a sublease agreement (the “Sublease”) for office and laboratory space (the “Premises”). The Premises consist of 18,326 square feet located at 1400 Sierra Point Parkway, Brisbane, California.  In connection with its use of the Premises, the Company will also have the non-exclusive right to use a portion of the premises in the building consisting of 3,645 square feet of space leased by the Sublandlord from the master landlord.

The term of the Sublease is expected to commence, subject to certain conditions, on or before December 1, 2021 (the “Commencement Date”).  The Sublease has a term of 24 months from the Commencement Date (the “Term”), subject to earlier termination (i) by the Company in the event Sublease term has not commenced by January 1, 2022 or (ii) upon any termination of the master lease under which Sublandlord has leased the Premises from the master landlord.

Under the Sublease, the Company is obligated to pay a base rent of $139,470.06 per month during the first twelve months of the Term and $144,351.51 per month for the remaining twelve months of the Term. The Company is also obligated to pay to the Sublandlord a pro-rated portion, as set forth in the Sublease, of certain direct expenses and the costs of utilities under the Sublandlord’s master lease with the master landlord. In addition, the Company has agreed to pay to the Sublandlord all costs of the Sublandlord incurred for performing any repairs or maintenance or providing other services to the Premises or the shared space specifically requested by the Company.

The foregoing description of the Sublease is qualified in its entirety by reference to the Sublease, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Sublease Agreement between the Registrant and Annexon, Inc. dated November 10, 2021
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Graphite Bio, Inc.

Date: November 16, 2021	By:	/s/ Philip P. Gutry
Philip P. Gutry
Chief Business Officer